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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-30890.

                                                        /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
June 27, 2001